Fees Summary	Jan. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,483,841.75
Previously Paid Amount	0.00
Total Fee Amount	2,000.22
Total Offset Amount	0.00
Net Fee	$ 2,000.22